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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)            October 27, 2003
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                                  Veritec Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Nevada                       000-15113               95-3954373
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(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)


        9400 Golden Valley Road, Golden Valley, MN                   55427
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        (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code              763.253.2670
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 27, 2003, Veritec, Inc. (the "Company") received a letter of resignation dated October 22, 2003 from its independent public accountants, Callahan, Johnston & Associates, LLC ("Callahan").

         Callahan performed audits of the Company's financial statements as of and for the years ended June 30, 2003 and 2002. Callahan's audit reports for such fiscal years did not contain an adverse opinion or disclaimer of opinion; however, its audit reports for each of the years ended June 30, 2003 and 2002 were modified as to the uncertainty of the Company's ability to continue as a going concern. Callahan's reports were not qualified or modified as to audit scope or accounting principles.

         During the years ended June 30, 2003 and 2002, and during the interim period from July 1, 2003 to October 27, 2003, there have been no disagreements between the Company and Callahan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Callahan, would have caused Callahan to make reference to the subject matter of such disagreements in its reports.

         During the years ended June 30, 2003 and 2002 and during the interim period from July 1, 2003 to October 27, 2003, Callahan has not advised the Company of any reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

         Callahan has furnished the Company with a letter to the SEC stating that it agrees with the above statements, which letter is attached hereto as
Exhibit 16.1.

         The Company's Board of Directors has yet to select new independent public accountants for the Company.

ITEM 7. EXHIBITS

 Exhibit No.                      Description
 -----------    -------------------------------------------------------
    16.1        Letter from Callahan, Johnston & Associates, LLC dated
                October 28, 2003




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VERITEC INC.



Date:  October 30, 2003                        By     /s/ Van Thuy Tran
                                                      --------------------------
                                                      Van Thuy Tran
                                               Its    Chief Executive Officer




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